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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 11, 2005
                                         ----------------

                          CODORUS VALLEY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Pennsylvania                0-15536                  23-2428543
         -----------------          ----------------           -------------
          (State or other           (Commission File           (IRS Employer
          jurisdiction of                Number)                  Number)
         of incorporation)

              105 Leader Heights Road
                  P.O. Box 2887
                York, Pennsylvania                            17405-2887
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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        Page 1 of 32 sequentially numbered pages in manually signed copy
                         Exhibit Index found on page 3

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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


Section 5 - Corporate Governance and Management.

     ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

          (a) On October 11, 2005, the Board of Directors of Codorus Valley Bancorp, Inc., by a majority vote, approved amendments to Article 17, Section 17.1 of the Bylaws of Codorus Valley Bancorp, Inc. A complete copy of the amended Bylaws is attached as Exhibit 3(ii).

Section 8 - Other Events

     ITEM 8.01 OTHER EVENTS.

          Codorus Valley Bancorp, Inc. hereby files its amended Articles of Incorporation. A complete copy of the amended Articles of Incorporation is attached as Exhibit 3(i).

Section 9 - Financial Statements and Exhibits.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibits.

                No.     Description
               -----    -----------
               3(i)     Amended Articles of Incorporation of Codorus Valley
                        Bancorp, Inc.
               3(ii)    Amended Bylaws of Codorus Valley Bancorp, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Codorus Valley Bancorp, Inc.
                                                     (Registrant)


Date:  October 11, 2005                       /s/ Larry J. Miller
     -------------------                      -----------------------------
                                              Larry J. Miller
                                              President and Chief
                                              Executive Officer
                                              (Principal Executive Officer)


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                                 EXHIBIT INDEX

                                                                                       Page Number
Exhibit                                                                         In Manually Signed Original
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
   3 (i)    Amended Articles of Incorporation of Codorus Valley Bancorp, Inc.               4
   3(ii)    Amended Bylaws of Codorus Valley Bancorp, Inc.                                 15

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